UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

CLEAN ENERGY FUELS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800
Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 29, 2017, Clean Energy Fuels Corp. (the “Registrant”) and Landi Renzo S.p.A. (“LR”) completed the combination of their respective natural gas fueling compressor subsidiaries, IMW Industries Ltd. (formerly known as Clean Energy Compression Corp.) and SAFE S.p.A, in a new company known as “SAFE&CEC S.r.l.” (such transaction, the “Combination”). The new company is focused on manufacturing, selling and servicing natural gas fueling compressors and related equipment for the global natural gas fueling market. The Registrant owns 49% of SAFE&CEC S.r.l. and LR owns 51% of SAFE&CEC S.r.l.

Combination was completed pursuant to the terms of an Investment Agreement (“IA”) between the Registrant and LR, which was entered into on November 26, 2017 and filed as Exhibit 2.12 to the Registration’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2017. The foregoing description of the terms of the IA does not purport to be complete and is qualified in its entirety by the full text of the IA, which is incorporated herein by reference. The IA contains representations, warranties and covenants of the parties thereto that are customary for transactions of this nature.

In accordance with applicable rules of the Securities and Exchange Commission, the Registrant has prepared pro forma financial information about the continuing impact of the Combination by showing how it might have affected the Registrant’s historical consolidated financial statements if the transaction had been consummated at the end of the Registrant’s most recent interim period for purposes of the pro forma consolidated balance sheet and at the beginning of the Registrant’s last completed fiscal year for purposes of the pro forma consolidated statement of operations. Such pro forma financial information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.
The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2017 and the fiscal year ended December 31, 2016, the unaudited pro forma consolidated balance sheet as of September 30, 2017, and the notes related thereto, as if the Combination had been consummated at the end of such interim period for purposes of the pro forma consolidated balance sheet and at the beginning such fiscal year for purposes of the pro forma consolidated statement of operations are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Financial Information of Clean Energy Fuels Corp. and Subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2018	CLEAN ENERGY FUELS CORP.

	By:	/s/ Andrew J. Littlefair
Name: Andrew J. Littlefair
Title: President and Chief Executive Officer

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